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RBSGC 2005-A - Group 3
9/1/05 Cutoff

TOTAL CURRENT BALANCE:	95,352,095
TOTAL ORIGINAL BALANCE:	96,156,515
NUMBER OF LOANS:	564

		Minimum	Maximum
AVG CURRENT BALANCE:	$169,064.00	$23,083.57	$990,198.04
AVG ORIGINAL BALANCE:	$170,490.27	$23,250.00	$999,950.00

WAVG GROSS COUPON:	6.71561%	6.25000	8.25000%

WAVG CURRENT FICO SCORE:	685	509	799

WAVG ORIGINAL LTV:	75.35%	26.76	95.00%

WAVG ORIGINAL TERM:	359 months	240	360 months
WAVG STATED REMAINING TERM:	349 months	229	353 months
WAVG SEASONING:	10 months	7	36 months

TOP STATE CONCENTRATIONS ($):	22.80% New York, 16.85% Florida, 7.47% California
TOP INTEREST ONLY CONCENTRATIONS ($):	79.35% NOT IO, 20.65% IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	100.00% Has Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	1.24% 11106 (Astoria, NY)

WAVG ORIG PREPAY TERM (EXCL 0):	45 months	12	60 months

NOTE DATE:		Aug 20, 2001	Jan 31, 2005
FIRST PAY DATE:		Oct 01, 2002	Mar 01, 2005
MATURE DATE:		Oct 01, 2024	Feb 01, 2035

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
23,084 -100,000	200	13,659,206.49	14.33
100,001 -200,000	206	28,956,682.41	30.37
200,001 -300,000	77	18,391,090.51	19.29
300,001 -400,000	49	16,896,676.95	17.72
400,001 -500,000	16	7,254,542.39	7.61
500,001 -600,000	9	4,991,967.62	5.24
600,001 -700,000	5	3,259,809.28	3.42
900,001 -990,198	2	1,942,119.23	2.04
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
240	6	1,188,845.39	1.25
360	558	94,163,249.49	98.75
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
229 - 240	6	1,188,845.39	1.25
313 - 324	1	172,517.89	0.18
337 - 348	34	5,044,327.83	5.29
349 - 353	523	88,946,403.77	93.28
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2-4 Units	77	17,247,308.72	18.09
Condominium	41	5,285,640.17	5.54
Cooperative	1	190,823.12	0.20
Deminimus PUD	14	1,765,349.98	1.85
PUD	29	4,350,552.05	4.56
Single Family	266	43,977,362.07	46.12
Single Family Detached	54	6,119,634.14	6.42
Two-to-Four Family	82	16,415,424.63	17.22
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Investor	183	24,512,242.67	25.71
Non-owner	86	9,804,159.46	10.28
Primary	281	58,301,547.47	61.14
Second Home	14	2,734,145.28	2.87
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	220	40,929,977.24	42.93
Purchase	273	46,320,644.26	48.58
Rate/Term Refinance	71	8,101,473.38	8.50
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	96	12,964,993.23	13.60
No Documentation	92	14,647,410.72	15.36
No Income Verification	18	3,192,433.65	3.35
No Income/Employ Disclosure	1	74,441.02	0.08
No Income/Employ/Asset Disclosure	10	1,573,584.14	1.65
No Ratio	44	10,244,476.26	10.74
Stated Documentation	224	43,045,337.53	45.14
Stated Income	77	9,070,519.11	9.51
Stated Income/Asset	2	538,899.22	0.57
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 50.00	32	4,702,328.71	4.93
50.01 - 60.00	28	5,631,916.13	5.91
60.01 - 70.00	74	12,887,660.78	13.52
70.01 - 80.00	363	61,395,400.88	64.39
80.01 - 85.00	16	2,077,078.48	2.18
85.01 - 90.00	27	4,587,742.19	4.81
90.01 - 95.00	24	4,069,967.71	4.27
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
New York	74	21,740,268.79	22.80
Florida	106	16,071,017.66	16.85
California	28	7,125,364.88	7.47
Texas	54	6,241,443.33	6.55
Arizona	35	5,191,270.94	5.44
Ohio	34	3,958,041.30	4.15
Oregon	22	3,838,079.06	4.03
Virginia	15	3,312,394.47	3.47
Massachusetts	11	3,027,897.51	3.18
Washington	19	2,382,819.88	2.50
Maryland	10	2,269,959.39	2.38
New Jersey	7	1,896,301.75	1.99
Connecticut	10	1,847,331.53	1.94
Michigan	23	1,744,089.99	1.83
Idaho	12	1,711,979.11	1.80
Minnesota	7	1,423,124.77	1.49
Georgia	12	1,308,749.54	1.37
Pennsylvania	13	1,215,171.97	1.27
Nevada	5	1,146,342.09	1.20
Tennessee	7	1,132,248.99	1.19
Colorado	6	1,074,007.44	1.13
Indiana	15	812,259.07	0.85
Illinois	4	687,512.90	0.72
Montana	1	624,163.87	0.65
Utah	6	551,349.54	0.58
North Carolina	4	542,987.08	0.57
Oklahoma	9	535,219.83	0.56
Rhode Island	2	363,939.58	0.38
Delaware	3	328,993.23	0.35
South Carolina	1	284,127.74	0.30
Mississippi	3	281,846.14	0.30
Louisiana	2	263,878.25	0.28
Missouri	2	219,755.80	0.23
Wisconsin	1	106,922.39	0.11
District of Columbia	1	91,235.07	0.10
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6.250 - 6.250	1	201,569.21	0.21
6.251 - 6.500	185	32,745,698.98	34.34
6.501 - 6.750	178	30,694,022.39	32.19
6.751 - 7.000	117	17,662,426.81	18.52
7.001 - 7.250	74	12,536,549.95	13.15
7.251 - 7.500	3	674,722.80	0.71
7.501 - 7.750	3	458,043.97	0.48
7.751 - 8.000	2	319,116.48	0.33
8.001 - 8.250	1	59,944.29	0.06
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<=0	3	183,999.88	0.19
501 - 550	5	878,351.38	0.92
551 - 600	28	5,151,352.43	5.40
601 - 650	91	18,913,875.69	19.84
651 - 700	215	32,866,186.32	34.47
701 - 750	152	24,408,826.32	25.60
751 - 799	70	12,949,502.86	13.58
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
AMORTIZATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NOT IO	483	75,657,508.08	79.35
IO	81	19,694,586.80	20.65
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	483	75,657,508.08	79.35
Fixed Rate IO	81	19,694,586.80	20.65
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIG PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12	52	10,590,132.83	11.11
24	34	6,787,830.82	7.12
30	3	480,883.45	0.50
36	160	28,833,627.80	30.24
42	4	735,146.93	0.77
60	311	47,924,473.05	50.26
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	564	95,352,094.88	100.00
Total	564	95,352,094.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Has Prepay Penalty	564	95,352,094.88	100.00
Total	564	95,352,094.88	100.00